NUVEEN HIGH INCOME BOND FUND

SUPPLEMENT DATED NOVEMBER 15, 2012

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2012

The following changes will go into effect immediately.

1.	The first and second sentences of the fourth paragraph in the section “Principal Investment Strategies” are deleted in their entirety and replaced with the following sentences:

The Fund may invest in debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

2.	The fifth paragraph in the section “Principal Investment Strategies” is deleted in its entirety and replaced with the following paragraph:

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FHIS-1112P